Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.5%
Communication Services—11.7%
EverQuote, Inc. Class A(1)	218,925	$8,459
Facebook, Inc. Class A(1)	126,800	33,209
Netflix, Inc.(1)	70,475	35,240
Zillow Group, Inc. Class C(1)	378,835	38,486
		115,394

Consumer Discretionary—24.6%
Amazon.com, Inc.(1)	17,975	56,598
Chegg, Inc.(1)	258,800	18,489
Chewy, Inc. Class A(1)	341,800	18,741
Lululemon Athletica, Inc.(1)	47,355	15,597
MercadoLibre, Inc.(1)	35,950	38,915
Peloton Interactive, Inc. Class A(1)	249,950	24,805
Tesla, Inc.(1)	160,000	68,642
		241,787

Consumer Staples—1.2%
Beyond Meat, Inc.(1)	74,750	12,413
Financials—1.4%
Goosehead Insurance, Inc. Class A	105,200	9,109
Lemonade, Inc.(1)	87,215	4,336
		13,445

Health Care—16.1%
Adaptive Biotechnologies Corp.(1)	217,975	10,600
BioMarin Pharmaceutical, Inc.(1)	116,450	8,859
Exact Sciences Corp.(1)	495,075	50,473
GoodRx Holdings, Inc. Class A(1)	87,550	4,868
Seattle Genetics, Inc.(1)	101,150	19,794
	Shares	Value

Health Care—continued
Teladoc Health, Inc.(1)	205,335	$45,018
Veeva Systems, Inc. Class A(1)	65,450	18,404
		158,016

Industrials—4.0%
CoStar Group, Inc.(1)	21,940	18,616
Uber Technologies, Inc.(1)	559,815	20,422
		39,038

Information Technology—39.5%
Adobe, Inc.(1)	17,400	8,534
Coupa Software, Inc.(1)	52,250	14,329
NVIDIA Corp.	82,950	44,894
Okta, Inc.(1)	182,200	38,963
Paylocity Holding Corp.(1)	65,125	10,512
PayPal Holdings, Inc.(1)	117,575	23,166
QUALCOMM, Inc.	182,350	21,459
RingCentral, Inc. Class A(1)	134,000	36,798
ServiceNow, Inc.(1)	68,625	33,283
Shopify, Inc. Class A(1)	56,975	58,284
Square, Inc. Class A(1)	193,700	31,486
Trade Desk, Inc. (The) Class A(1)	82,170	42,628
Zoom Video Communications, Inc. Class A(1)	51,100	24,023
		388,359

Total Common Stocks (Identified Cost $619,843)		968,452

Total Long-Term Investments—98.5% (Identified Cost $619,843)		968,452

	Shares	Value

Short-Term Investment—0.6%
Money Market Mutual Fund—0.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(2)	6,265,575	$6,266
Total Short-Term Investment (Identified Cost $6,266)		6,266

TOTAL INVESTMENTS—99.1% (Identified Cost $626,109)		$974,718
Other assets and liabilities, net—0.9%		8,962
NET ASSETS—100.0%		$983,680

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	88%
Canada	8
Brazil	4
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$968,452	$968,452
Money Market Mutual Fund	6,266	6,266
Total Investments	$974,718	$974,718
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Schedule of Investments

ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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